Exhibit 99.1
------------

News Release                                For Immediate Release

April 15, 2003
Beach First National Bank                   For Additional Information
1550 Oak Street                             Contact:  Walt Standish, President
Myrtle Beach, SC  29577                               & CEO or Dick Burch, CFO
                                            Phone:    (843) 626-2265



Earnings Grow 23% on Strong Loan and Deposit Growth at Beach First

Myrtle Beach, SC, April 15, 2003 - Beach First National Bancshares, Inc. (OTC Bulletin Board: BFNB), holding company for Beach First National Bank, today announced its results for the first quarter ending March 31, 2003.

Net income for the quarter ended March 31, 2003, totaled $202,928, an increase of 23% when compared to the $164,993, reported for the same period a year ago. Total assets grew to $141 million, which represents an increase of 68% from the same period a year ago. Total deposits grew to $120 million, an increase of 72% from the same period a year ago . Total loans grew to $103 million, a 48% increase from the same period a year ago.

Walt Standish, president and chief executive officer, said, "We are pleased to achieve these results during a busy and productive first quarter for the bank. In February 2003, just a few months after the opening of our new North Myrtle Beach office, we opened a new office on Hilton Head Island. We also expanded our product line to include Internet Banking. Both offices have been warmly received and customers are also responding positively to the internet banking product. Our expansion into new markets and the ensuing customer relationships that are developed have contributed to our strong financial performance."

Beach First National Bancshares, Inc. is the parent of Beach First National Bank, a $141 million financial institution headquartered in Myrtle Beach, South Carolina. Beach First operates offices in Myrtle Beach, Surfside Beach, North Myrtle Beach, and Hilton Head Island, South Carolina and offers a full line of banking products and services. The company's stock trades under the symbol BFNB.




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
              Beach First National Bancshares, Inc. and Subsidiary
                          Myrtle Beach, South Carolina
                           Consolidated Balance Sheets

                                                                             March 31,                  December 31,
                                                                     2003              2002                 2002
                                                                     ----              ----                 ----
                                                                  (unaudited)        (unaudited)          (audited)
                                                                                                          ---------
          ASSETS
Cash and due from banks                                           $ 4,123,657        $ 1,625,858        $  4,457,614
Federal funds sold and short-term investments                      13,696,000          2,990,000           5,429,214
Investment securities available for sale                           12,527,987          6,447,304           7,552,282
Loans, net                                                        101,415,012         68,573,079          92,024,574
Federal Reserve Bank stock                                            164,700            164,700             164,700
Federal Home Loan Bank stock                                          325,000            160,300             200,000
Premises and equipment, net                                         4,679,225          2,411,855           4,577,770
Other assets                                                        4,309,861            976,989           4,002,671
                                                                -------------       ------------       -------------
      Total assets                                              $ 141,241,441       $ 83,320,085       $ 118,408,825
                                                                =============       ============       =============

          LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Deposits
   Noninterest bearing deposits                                 $  15,575,039       $ 11,230,026       $  19,316,292
   Interest bearing deposits                                      103,867,686         58,146,229          80,549,745
                                                                -------------       ------------       -------------
     Total deposits                                               119,442,726         69,376,255          99,866,037
   Advances from Federal Home Loan Bank                             6,500,000                  -           4,000,000
Other liabilities                                                   1,229,738            648,967             614,420
                                                                -------------       ------------       -------------
     Total liabilities                                            127,172,464         70,025,222         104,480,457
                                                                -------------       ------------       -------------

SHAREHOLDERS' EQUITY:
Common stock, $1 par value; 10,000,000 shares
   authorized; 1,318,368 issued and outstanding                     1,318,368          1,318,368           1,318,368
Paid-in capital                                                    11,787,899         11,787,899          11,787,899
Retained earnings                                                     912,318            167,112             709,390
Accumulated other comprehensive income                                 50,393             21,484             112,711
                                                                -------------       ------------       -------------
    Total shareholders' equity                                     14,068,977         13,294,863          13,928,368
                                                                -------------       ------------       -------------
     Total liabilities and shareholders' equity                 $ 141,241,441       $ 83,320,085       $ 118,928,368
                                                                =============       ============       =============





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
              Beach First National Bancshares, Inc. and Subsidiary
                          Myrtle Beach, South Carolina
                        Consolidated Statement of Income
                                   (unaudited)

                                                                                 Three Months Ended
                                                                                      June 30,
                                                                                      March 31
                                                                            2003                   2002
                                                                            ----                   ----
INTEREST INCOME
   Interest and fees on loans                                           $ 1,723,473            $ 1,322,069
   Investment securities                                                    113,298                 92,547
   Federal funds sold                                                         8,125                 22,780
                                                                        -----------            -----------
          Total interest income                                           1,844,895              1,437,396

INTEREST EXPENSE
   Deposits                                                                 562,633                516,271
   Other borrowings                                                          44,812                      -
                                                                        -----------            -----------
          Total interest expense                                            607,445                516,271

          Net interest income                                             1,237,450                921,125

PROVISION FOR POSSIBLE LOAN
   LOSSES                                                                    68,000                 84,000
                                                                        -----------            -----------
          Net interest income after  provision for possible
            loan losses                                                   1,169,450                837,125
                                                                        -----------            -----------

NONINTEREST INCOME
   Service fees on deposit accounts
                                                                            121,382                 85,661
   Gain on sale of investment securities                                     73,639                    487
   Other income                                                              87,634                 34,558
                                                                        -----------            -----------
          Total noninterest income                                          282,656                120,706
                                                                        -----------            -----------
NONINTEREST EXPENSES
   Salaries and wages                                                       483,130                313,144
   Employee benefits                                                         98,852                 57,873
   Supplies and printing                                                     29,444                 20,515
   Advertising and public relations                                          41,928                  7,313
   Professional fees                                                         34,736                 23,655
   Depreciation and amortization                                            104,997                 73,344
   Occupancy                                                                 86,772                 54,369
   Data processing fees                                                      66,841                 39,320
   Other operating expenses                                                 183,298                106,983
                                                                        -----------            -----------
          Total noninterest expenses                                      1,129,997                696,516
                                                                        -----------            -----------

         Income before income taxes                                         322,109                261,315

INCOME TAX EXPENSE                                                          119,181                 96,322
                                                                        -----------            -----------

          Net  income                                                   $   202,928            $   164,993
                                                                        ===========            ===========

BASIC NET INCOME PER COMMON SHARE                                       $       .15            $       .13
                                                                        ===========            ===========

DILUTED NET INCOME PER COMMON SHARE                                     $       .15                    .12
                                                                        ===========            ===========

Weighted average common shares outstanding - basic                        1,318,368              1,318,368
Weighted average common shares outstanding - diluted                      1,327,305              1,320,765
